                                     OPPENHEIMER LIMITED TERM GOVERNMENT FUND
                                          Supplement dated April 30, 2002
                                     to the Prospectus dated January 28, 2002

The Prospectus is changed as follows:

1.       This supplement replaces the supplements dated February 28, 2002 and March 18, 2002.

2. The  paragraph  titled  "Portfolio  Managers"  on page 12 of the  Prospectus  is  deleted  in its  entirety  and replaced with the following:

                 Portfolio  Managers.  Since April 23, 2002,  the Fund has been  managed by a portfolio  management team  comprised  of  Angelo  Manioudakis  and other  investment  professionals  selected  from the
                 Manager's  high-grade  team in its  fixed-income  department.  This portfolio  management  team is primarily  responsible for the day-to-day  management of the Fund's portfolio.  Mr. Manioudakis is a Vice  President  of the Fund and Senior  Vice  President  of the  Manager.  Prior to joining the
                 Manager in April 2002,  Mr.  Manioudakis  was a  portfolio  manager at Morgan  Stanley  Investment
                 Management (since August 1993).

3. The third  sentence of the section  titled  "Class A  Contingent  Deferred  Sales  Charge" on page 18 is deleted and replaced with the following:

                 The  Distributor  pays  dealers  of  record  concessions  in an  amount  equal to 0.5% of purchases of $1 million or more other than by grandfathered retirement accounts.

April 30, 2002                                                                                  PS0855.030